Exhibit 10.2(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on April 14, 2005


                                                                   Conversion
      Issue Date           Due Date             Principal             Price
      ----------           --------             ---------             -----
       04/14/05            10/14/05           $457,970.18            $ 0.013